UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 28, 2010

VOYAGER OIL & GAS, INC.

(formerly known as ante4, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	0-50848	77-0639000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2812 1st Ave N, Suite 506
Billings, MT 59101

(Address of principal executive offices, including zip code)

(406) 245-4902

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

On June 28, 2010, Voyager Oil & Gas, Inc. (the “Company”) issued a press release announcing hat it has signed an exploration and development agreement with Slawson Exploration Company, Inc. to develop Slawson’s 48,000 net acres in the Denver-Julesberg Basin Niobrara Formation in Weld County, Colorado in close proximity to several high-rate producers.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(a)                                  Financial statements:  None.

(b)                                 Pro forma financial information:  None.

(c)                                  Shell company transactions:

(d)                                 Exhibits:

99.1                           Press release dated June 28, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 28, 2010

VOYAGER OIL & GAS, INC.

/s/ J.R. Reger
J.R. Reger
Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

EXHIBIT INDEX

to

FORM 8-K

VOYAGER OIL & GAS, INC.

Date of Report:	Commission File No.:
June 28, 2010	0-50848

Exhibit No.	ITEM

99.1	Press Release dated June 28, 2010.